UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. [ ])

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement.
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]    Definitive Proxy Statement.
[ ]    Definitive Additional Materials.
[ ]    Soliciting Material Pursuant to § 240.14a-12.

BUFFALO FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BUFFALO GROWTH FUND
BUFFALO LARGE CAP FUND
5420 West 61st Place
Mission, Kansas 66205

[April 15, 2024]

Dear Shareholder:
I am writing to request your consideration and vote on proposals relating to your investment in the Buffalo Growth Fund and/or the Buffalo Large Cap Fund (each, a “Fund,” and together, the “Funds”), each a series of Buffalo Funds (the “Trust”). These matters will be considered at a special meeting of shareholders scheduled for May 8, 2024 (“Special Meeting”).

The purpose of the Special Meeting is to vote on proposals related to the reclassification of each Fund from diversified to non-diversified under the Investment Company Act of 1940, as amended, by eliminating each Fund’s fundamental policy regarding diversification. A non-diversified fund is permitted to invest a larger percentage of its assets in the securities of a single issuer or a smaller number of issuers. Kornitzer Capital Management, Inc. (the “Adviser”) believes reclassifying the Funds as non-diversified would provide increased investment flexibility. Shareholders of each Fund will vote separately on the proposal to reclassify from diversified to non-diversified. The approval by shareholders of a Fund to change the Fund’s fundamental policy regarding diversification is not contingent on shareholders of the other Fund also approving the change.

If you are a shareholder of record of a Fund as of the close of business on April 10, 2024, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. Depending on which Fund(s) you own, you may be asked to vote on one or more proposals.

Enclosed you will find the notice of special meeting of shareholders, the proxy statement and a proxy card. These materials contain important information about the matters to be considered at the Special Meeting, including the voting process for shareholders of the Funds. Please read the materials carefully and vote promptly. There are several ways to vote, including by returning your proxy card in the postage-paid envelope. You also may vote over the internet or by telephone. Please refer to the proxy card for further instruction on how to vote.

Your vote is very important regardless of the number of Fund shares you own. The Board of Trustees of the Trust has unanimously approved the proposals and recommends that you read the enclosed materials carefully and vote in favor of each proposal.

If you have any questions, please contact the Funds, toll-free at 1-800-49-BUFFALO or (800) 492-8332.

Thank you for your continued support.

Sincerely,
/s/ Laura Symon Browne
Laura Symon Browne
President
Buffalo Funds

Voting is quick and easy. Delay may cause the Funds to incur additional expenses to solicit votes for the Special Meeting. Everything you need is enclosed. To cast your vote:

•MAIL: Complete the enclosed proxy card. BE SURE TO SIGN THE PROXY CARD before mailing it in the postage-paid envelope.

•PHONE: Call the toll-free number on the enclosed proxy card. Enter the control number on the proxy card and follow the instructions.

•INTERNET: Visit the website indicated on the enclosed proxy card. Enter the control number on the proxy card and follow the instructions.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 8, 2024

BUFFALO GROWTH FUND
BUFFALO LARGE CAP FUND
5420 West 61st Place
Mission, Kansas 66205

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Buffalo Growth Fund and the Buffalo Large Cap Fund (each, a “Fund,” and together, the “Funds”), each a series of Buffalo Funds (the “Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), administrator to the Funds, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on May 8, 2024, at 11:00 a.m. Central time, or any adjournments or postponements thereof (the “Special Meeting”).
At the Special Meeting, shareholders of each Fund will be asked to consider and separately vote on the following proposals, which are more fully described in the accompanying proxy statement:

PROPOSAL 1:	To approve the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

PROPOSAL 2:	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
Only shareholders of record of a Fund as of the close of business on April 10, 2024 will be entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof.
Please read the accompanying proxy statement. Your vote is very important regardless of the number of Fund shares you own. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present, and a maximum number of shares may be voted for each respective Fund. In the alternative, please call the toll-free number on the enclosed proxy card to vote by telephone or go to the website shown on the enclosed proxy card to vote over the internet. You may revoke your proxy prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting by delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
By order of the Board of Trustees of the Trust:

/s/ Fred Coats
Fred Coats
Secretary
Buffalo Funds

[April 15, 2024]

BUFFALO FUNDS
PROXY STATEMENT Q&A

Q.    Why am I receiving this proxy statement?

A.    You are receiving these proxy materials — the enclosed notice, proxy statement and proxy card — because you have the right to vote on an important proposal concerning the Buffalo Growth Fund (the “Growth Fund”) and/or the Buffalo Large Cap Fund (the “Large Cap Fund,” and together, with the Growth Fund, the “Funds”).

Q.    What am I being asked to vote on?

A.    We are asking for your vote on whether to approve a Fund’s reclassification from diversified to non-diversified under the Investment Company Act of 1940 (the “1940 Act”) by eliminating the Fund’s fundamental policy regarding diversification (“Proposal 1”). Shareholders of the Growth Fund and Large Cap Fund will vote separately on Proposal 1, and Proposal 1 will be approved with respect to a Fund only if shareholders of that Fund approve Proposal 1. The approval by shareholders of Proposal 1 is not contingent on shareholders of the other Fund also approving Proposal 1.

The second proposal is to authorize the holder of proxies solicited under the proxy statement to vote the shares represented by the proxies in favor of the adjournment of the meeting with respect to one or both Funds from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the meeting to constitute a quorum (“Proposal 2”).

As a diversified fund, each Fund is subject to certain limitations set forth in the 1940 Act that limit the percentage of the Fund’s assets that can be invested in the securities of any single issuer or group of issuers. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These limits apply at the time a diversified fund purchases a security.

If Proposal 1 is approved for a Fund, the Fund would be permitted to invest a larger percentage of its assets in the securities of a single issuer or a smaller number of issuers, as described in greater detail below. The Funds’ investment adviser, Kornitzer Capital Management, Inc. (the “Adviser”), believes reclassifying the Funds as non-diversified is in the best interests of each Fund and its shareholders because it provides a Fund’s portfolio managers with increased investment flexibility. If Proposal 1 is approved by shareholders of a Fund, such Fund will begin operating as a non-diversified fund immediately thereafter. The Adviser expects that the Fund will evaluate the current available investment opportunities at the time of such reclassification as non-diversified. Although the Adviser may make investment changes to take advantage of the broader investment options, any changes are expected to be consistent with existing portfolio management practices and are not expected to significantly increase transaction fees or taxes for the Fund.

Q.    How will my approval of Proposal 1 and/or 2 affect the management and operation of the Funds?

A.    Approval of Proposal 1 for a Fund will result in the Fund being reclassified as a non-diversified fund under the provisions of the 1940 Act. As a non-diversified fund, a Fund’s portfolio managers will be permitted to invest a larger percentage of the Fund’s assets in the securities of a single issuer or a smaller number of issuers.

Q.    Will my approval of Proposal 1 and/or 2 affect the fees or expenses of the Funds?

A.    The reclassification of the Funds from diversified to non-diversified is not expected to have a material impact on the fees or expenses of the Funds.

Q.    Does the Fund’s Board of Trustees (the “Board”) recommend that I approve Proposal 1 and 2?

A:    Yes. The Board has unanimously approved the proposal to reclassify the Growth Fund and Large Cap Fund from diversified to non-diversified by eliminating each Fund’s fundamental policy regarding diversification, subject to approval by shareholders of each Fund, and recommends that you vote to approve Proposal 1. The Board has also unanimously approved Proposal 2.

Q:    Are there other diversification requirements that will still apply to a Fund if it becomes non-diversified under the 1940 Act?

A:    Yes, if Proposal 1 is approved for a Fund, the Fund would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies (“RIC”). To qualify as a RIC, among other requirements, a Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets may be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets may be invested in the securities of a single issuer and the Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Q:    Will a Fund’s risk profile increase if it is reclassified as non-diversified under the 1940 Act?

A:    Yes. A non-diversified fund may present a heightened degree of investment risk when compared to a diversified fund due to its ability to invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers.

Q:    Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

A:    The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Adviser and the Funds’ administrator, U.S. Bank Global Fund Services.

Q.    Who is entitled to vote at the meeting?

A.    Shareholders of record of each Fund as of the close of business on April 10, 2024 (the “Record Date”) are entitled to be present and to vote with respect to the Fund at the meeting or any adjournment thereof. Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share of the Fund they hold.

Q:    What vote is required?

A:    Approval of Proposal 1 requires the vote of the “majority of the outstanding voting securities” of the applicable Fund, which is defined under the 1940 Act as the lesser of: (a) 67% or more of the shares of a Fund present in person or represented by proxy, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy; or (b) more than 50% of the outstanding shares of a Fund.

The approval of Proposal 2 for any adjournment(s) of the meeting with respect to a Fund requires the vote of a majority of the votes cast for such Fund, either in person or by proxy, at the meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q:    What will happen if there are not enough votes to approve Proposal 1?

A:    It is important that we receive your signed proxy card to ensure that there is a quorum for the meeting. If we do not receive your vote as the date of the meeting approaches, you may be contacted to remind you to vote your shares and help you return your proxy. In the event a quorum is present at the meeting but sufficient votes to approve Proposal 1 with respect to a Fund are not received, the persons named as proxies may propose one or more postponements or adjournments of the meeting for one or both Funds to permit further solicitation of proxies, provided they determine that such a postponement or adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. The approval of a proposal for a Fund is not contingent on the approval of the proposal for the other Fund. If Proposal 1 is not approved for a Fund, the applicable Fund will continue to be classified and will operate as a diversified fund under the 1940 Act.

BUFFALO GROWTH FUND
BUFFALO LARGE CAP FUND
5420 West 61st Place
Mission, Kansas 66205

PROXY STATEMENT
[... 2024]
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 8, 2024

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Buffalo Funds (the “Trust”) of proxies to be voted at the special meeting of shareholders of the Buffalo Growth Fund (the “Growth Fund”) and the Buffalo Large Cap Fund (the “Large Cap Fund,” and together, with the Growth Fund, the “Funds”), each a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), administrator to the Funds (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on May 8, 2024, at 11:00 a.m. Central time, or any adjournments or postponements thereof (the “Special Meeting”). The proposals described in this proxy statement are as follows, with respect to each Fund:

PROPOSAL 1:	To approve the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

PROPOSAL 2:	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

Shareholders of the Growth Fund and Large Cap Fund will vote separately on the proposals, and a proposal will be approved with respect to a Fund only if shareholders of that Fund approve the proposal. The approval by shareholders of a proposal is not contingent on shareholders of the other Fund also approving the proposal. Shareholders of record of a Fund at the close of business on the record date, April 10, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting with respect to the Fund. The Notice of Special Meeting of Shareholders (the “Notice”), this proxy statement and the enclosed proxy card are being mailed to shareholders on or after [... 2024].

The Trust is a Delaware statutory trust organized on February 14, 2001, and is registered with the Securities and Exchange Commission as an open-end management investment company. Each Fund is a series of the Trust and has its own investment objective and policies. The Trust currently consists of ten separate series. Only shareholders of the Growth Fund and the Large Cap Fund are being solicited to vote on the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

This proxy statement is available on the internet at [...]. You may request a copy by mail (Buffalo Funds, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or by calling the Funds, toll-free at 1-800-49-BUFFALO (1-800-492-8332). You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Financial statements for the Funds are included in the Annual Report for the fiscal year ended March 31, 2023, which has previously been delivered or made available to Fund shareholders. Shareholders may obtain copies of the Funds’ Annual Report or Semi-Annual Report free of charge by writing to the Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling toll-free at 1-800-49-BUFFALO (1-800-492-8332), or by visiting www.buffalofunds.com.

PROPOSAL 1 –     APPROVAL OF THE CLASSIFICATION OF THE FUNDS TO NON-DIVERSIFIED (“PROPOSAL 1”)

Shareholders of both the Growth Fund and the Large Cap Fund are being asked to separately approve a change in the Fund’s classification from diversified to non-diversified. To make this change, shareholders of each Fund are being asked to approve the elimination of the following fundamental investment restriction that is currently applicable to each Fund:

“Each Fund will not, as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).”

Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires mutual funds to be classified as either diversified or non-diversified, and a fund that is classified as diversified has a fundamental policy that cannot be changed without the approval of the fund’s shareholders. Under Section 5(b)(1) of the 1940 Act, a diversified fund is required to have at least 75% of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer. Non-diversified funds are not subject to these requirements. Under Section 5(b)(2) of the 1940 Act, a non-diversified fund is any fund that does not meet the requirements of a diversified fund. Further, the 1940 Act permits a non-diversified fund to operate as a diversified fund (for periods less than three consecutive years), but a diversified fund cannot operate as non-diversified unless first approved by the fund’s shareholders. Under applicable regulations and SEC guidance, if a non-diversified fund operates for more than three consecutive years as diversified, it is considered diversified for 1940 Act diversification purposes. If the fund wanted to change its classification back to non-diversified, the change would need to be presented to the fund’s board and then shareholders for approval.

Each Fund is currently classified as a diversified fund and has operated as diversified since inception. Shareholders of each Fund are being asked to approve a change in the Fund’s classification from diversified to non-diversified, as defined under the 1940 Act, by eliminating the Fund’s fundamental policy regarding diversification. If the reclassification is approved, a Fund would be permitted to invest a larger percentage of its assets in a single issuer or a smaller number of issuers than it can as a diversified fund. If the reclassification is approved, the Fund will begin to operate as a non-diversified fund immediately following shareholder approval. If the proposal is not approved for a Fund, the Fund will continue to be classified and will operate as a diversified fund under the 1940 Act.

If shareholders of the Funds approve Proposal 1, the Fund’s investment adviser, Kornitzer Capital Management, Inc. (the “Adviser”), expects that the Fund will evaluate the current available investment opportunities at the time of such reclassification as non-diversified. Although the Adviser may make investment changes to take advantage of the broader investment options, any changes are expected to be consistent with existing portfolio management practices and are not expected to significantly increase transaction fees or taxes for the Fund. The portfolio managers of each Fund believe that the Fund’s reclassification as a non-diversified fund will benefit the Fund and its shareholders because the non-diversified classification provides greater flexibility to pursue the Fund’s current investment strategies.

If a Fund becomes non-diversified, the Fund may invest a greater percentage of its assets in a smaller number of issuers. To the extent a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a more broadly diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer or limited number of issuers could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting its portfolio. Please note that each Fund intends to continue to maintain the required level of diversification and otherwise conduct its operations so as to continue to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended.

The Board evaluated the recommendation of the Adviser to reclassify the diversification status of each Fund, and concluded that the reclassification as non-diversified under the 1940 Act would be in the best interest of each Fund and its shareholders. The Board further noted that the reclassification is consistent with the investment objective pursued by each Fund since inception. The Board considered that, notwithstanding that operation as a non-diversified fund may present a heightened degree of investment risk than a diversified fund, the Adviser believes that the ability to invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers would benefit the Fund and its shareholders. The Board also noted that the Adviser would continue to manage a Fund as a diversified fund in the event that the proposal to reclassify such Fund as non-diversified is not approved by shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1

PROPOSAL 2 – ADJOURNMENTS OF THE SPECIAL MEETING (“PROPOSAL 2”)

The purpose of this proposal is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting with respect to one or both Funds from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2

GENERAL INFORMATION
Solicitation of Proxies

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone by officers or employees of the Funds and the Adviser or by proxy soliciting firms retained by the Funds. The Funds have retained Broadridge Financial Solutions, Inc. (the “Solicitor”) to provide proxy solicitation services in connection with the meeting at an estimated cost of [approximately $...], as well as the reimbursement of reasonable out-of-pocket expenses. The Solicitor will also be responsible for printing and mailing the proxy statement as well as providing proxy tabulation services. In addition, the Adviser and USBFS may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The Adviser and USBFS will bear the costs of preparing, printing and mailing the proxy statements and soliciting and tabulating proxies.

As the meeting date approaches, the shareholders of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their proxies. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the proxies of the shareholders are accurately determined. In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this proxy statement in the mail. If the shareholder solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor’s representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s votes on each proposal. The Solicitor’s representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s proxy on the proxy card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and ask the shareholder to call the Solicitor immediately if the shareholder’s proxy is not correctly reflected in the confirmation.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, or if you currently receive a single copy of proxy statements or shareholder reports and would like to request to receive separate copies of documents in the future, please contact the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332) or write to the Funds at c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Proxies

Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling the telephone number included on the enclosed proxy card; or you may vote by internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the Special Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the Secretary of the Funds a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the Special Meeting and any adjournments thereof. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

Quorum Required

A quorum must be present at the meeting for the transaction of business. Under the Trust’s Declaration of Trust, a quorum is defined as the presence, in person or by proxy, of one-third of the issued and outstanding shares of the Trust entitled to vote on a proposal.

Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for Proposal 1 and Proposal 2, abstentions and broker “non-votes” will be counted as outstanding and entitled to vote for purposes of determining whether a quorum is present at the Special Meeting, but will not be counted as shares voted with respect to the proposals. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. It is the Trust’s understanding that, due to the nature of Proposal 1 being a “non-routine” matter, there will not be any broker non-votes. Abstentions and broker non-votes will have no effect on the vote on the proposals.

Adjournment

One or more adjournments of the Special Meeting for one or both Funds may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Trust’s governing documents. The adjournment of the Special Meeting with respect to a Fund will not have any effect on the Shareholder Meeting for the other Fund. Any adjournment of the Special Meeting must be held within a reasonable time after the date set for the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow a Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

Required Vote

Proposal 1: Approval of the reclassification of a Fund to non-diversified requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present in person or represented by proxy if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (b) more than 50% of the outstanding shares.

Proposal 2: The approval of any adjournment(s) of the Special Meeting with respect to a Fund requires the vote of a majority of the votes cast for such Fund, either in person or by proxy, at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Shareholders of the Growth Fund and the Large Cap Fund will vote separately on the Proposals and a Proposal will be approved with respect to a Fund only if shareholders of that Fund approve the proposal. Neither Proposal 1 nor Proposal 2 is contingent on the approval of the other proposal, and the approval of a proposal for a Fund is not contingent on the approval of the proposal for the other Fund.

OTHER INFORMATION ABOUT THE FUNDS

Information About the Adviser to the Funds

Kornitzer Capital Management, Inc., located at 5420 West 61st Place, Mission, Kansas 66205, serves as the Funds’ investment adviser and manager and is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity and general operations of each Fund. The Adviser was founded in 1989. In addition to managing and advising the Funds, the Adviser provides investment advisory services to a broad variety of individual, corporate, and other institutional clients. As manager, the Adviser, directly or through its service providers, provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes: investment management and supervision; transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditors and legal counsel; fees of officers, trustees, and other personnel; rent; shareholder services; and other items incidental to corporate administration.

Information about Other Service Providers to the Funds

Quasar Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04104, serves as principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous, and the Distributor will distribute the shares on a best-efforts basis.

The Funds’ administrator, transfer agent, and dividend disbursing agent is USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202. USBFS provides various administrative and accounting services necessary for the operations of the Funds. Services provided by USBFS, pursuant to the Board approved Master Services Agreement between the Adviser and USBFS include: facilitating general Fund management; handling disbursement of Trustee annual compensation for the Funds; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger, the preparation of each Fund’s financial statements, the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Adviser has also retained USBFS to serve as the transfer agent for the Funds. As the Funds’ transfer agent, USBFS performs shareholder service functions such as maintaining the records of shareholder accounts, answering shareholder inquiries concerning accounts, processing purchases and redemptions of the Funds’ shares, acting as dividend and distribution disbursing agent, and performing other accounting and shareholder service functions.

Information About the Independent Registered Public Accounting Firm for the Funds

[...] serves as the independent registered public accounting firm for the Funds. Representatives of [...] are not expected to be in attendance at the Special Meeting.

Outstanding Shares of the Funds and Shareholders Entitled to Vote

The Trust currently offers shares of ten series which are operational, each of which represents a separate investment portfolio. Only the record holders of outstanding shares of the Buffalo Growth Fund and the Buffalo Large Cap Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to a Fund, including the proposals. Shareholders of a Fund at the close of business on April 10, 2024, the Record Date, will be entitled to be present and vote with respect to such Fund at the Special Meeting. As of the Record Date, there were [...] shares of the Buffalo Growth Fund outstanding and entitled to vote, comprised of [...] Investor Class shares and [...] Institutional Class shares, representing total net assets of approximately $[...] of the Fund. As of the Record Date, there were [ ] shares of the Buffalo Large Cap Fund outstanding and entitled to vote, comprised of [...] Investor Class shares and [...] Institutional Class shares, representing total net assets of approximately $[...] of the Fund.

Principal Holders of the Funds

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of the Record Date, [no person was a control person of any Fund, and all Trustees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of each share class of each Fund and the Trust as a whole].

As of the Record Date, the following shareholders were considered to be principal shareholders of the Funds:

Buffalo Growth Fund – Investor Class
Name and Address	Total Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	[...]	[...]%	Record

National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	[...]	[...]%	Record

TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	[...]	[...]%	Record

Buffalo Growth Fund – Institutional Class
Name and Address	Total Number of Shares	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	[...]	[...]%	Record

Buffalo Large Cap Fund – Investor Class
Name and Address	Total Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	[...]	[...]%	Record

TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	[...]	[...]%	Record

National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	[...]	[...]%	Record

Buffalo Large Cap Fund - Institutional Class
Name and Address	Total Number of Shares	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	[...]	[ ]%	Record
*    The majority beneficial owner of Great Plains Trust Company is an irrevocable trust created by John C. Kornitzer, the Chairman of the Adviser; therefore, Mr. Kornitzer is considered a principal shareholder in the Funds.

Future Meetings and Shareholder Proposals

The Funds do not hold annual or other regular meetings of shareholders. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Funds cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Communication with Trustees

Shareholders wishing to communicate with the Board or individual Trustees should send such correspondence to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Legal Proceedings

The Board is not aware of any legal proceedings involving the Trustees or officers of the Trust to which such person has a material interest adverse to any Fund or the Trust, nor is the Board aware of any legal proceeding involving the Trustees or officers of the Trust that would be material to the evaluation of the ability or integrity of such person such that disclosure would be required.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR code above. 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call toll-free 1-800-690-6903. 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and Date the proxy card. 4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE BY MAIL, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                 V39847-S85870 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:
		For	Against	Abstain

1.	To approve the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.	☐	☐	☐

2.	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.	☐	☐	☐

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed above, and will be voted in the discretion of the proxy holder(s) on any other matters that may properly come before the special meeting or any adjournment(s) or postponement(s) thereof. If this proxy is properly executed but no direction is made with regard to the proposals included in the proxy statement, such votes entitled to be cast by the undersigned will be cast “For” such proposals.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Please sign this proxy card exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders to be held on May 8, 2024:
The Letter to Shareholders, Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

V39848-S85870

BUFFALO FUNDS
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
MAY 8, 2024 AT 11:00 A.M. CENTRAL TIME

The undersigned hereby appoints Rachel A. Spearo and Karen A. Hauser, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the special meeting of shareholders of the Buffalo Growth Fund and Buffalo Large Cap Fund (each, a “Fund,” and together, the “Funds”), each a series of Buffalo Funds, to be held at the offices of U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on May 8, 2024, at 11:00 a.m. Central Time, and at any and all adjournments and postponements thereof (the “Special Meeting”), all shares of each Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the proposals listed on the reverse side of this proxy card.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE